Exhibit 10.23

Execution Version

THIRD AMENDMENT TO CREDIT, GUARANTY AND SECURITY AGREEMENT

This THIRD AMENDMENT TO CREDIT, GUARANTY AND SECURITY AGREEMENT
(this “Agreement”) is made as of this 7th day of December, 2022 (“Effective Date”), by and among GB001, INC., a Delaware corporation (“GB001”), GOSSAMER BIO, INC., Delaware corporation (“Parent”), GB002, INC., a Delaware corporation (“GB002”), GB004, INC., a Delaware corporation (“GB004” and GB004 together with Parent, GB001 and GB002, collectively, the “Borrower”) and the Subsidiaries of Parent shown as signatories hereto as Guarantors (collectively, the “Guarantors”), MIDCAP FINANCIAL TRUST, as Agent for Lenders (in such capacity and together with its permitted successors and assigns, the “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A. Agent, Lenders, Borrower and Guarantors have entered into that certain Credit, Guaranty and Security Agreement, dated as of May 2, 2019 (as amended by that certain Omnibus First Amendment to Credit, Guaranty and Security Agreement and First Amendment to Pledge Agreement, dated as of September 18, 2019, that certain Omnibus Amendment and Joinder to Credit, Guaranty and Security Agreement and Amendment and Joinder to Pledge Agreement, dated as of March 10, 2020, that certain Second Amendment to Credit, Guaranty and Security Agreement, dated as of July 2, 2020, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as the same is amended hereby and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower in the amounts and manner set forth in the Credit Agreement.

B. Credit Parties have requested, and Agent and Lenders have agreed, on and subject to the terms and conditions set forth in this Agreement, to amend certain provisions of the Existing Credit Agreement, all in accordance with the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders, and the Credit Parties hereby agree as follows:

1.Recitals; Construction. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as modified hereby. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2.Amendments to Existing Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 3 below, the Existing Credit Agreement is hereby amended as follows, which amendments to the Existing Credit Agreement are effective as of the first day after the end of the Applicable Interest Period during which this Agreement becomes effective in accordance with Section 3 below:

(a) Section 2.6(a) of the Existing Credit Agreement is hereby amended by:

(i) renumbering the existing Section 2.6(a) as Section 2.6(a)(i); and

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(ii) adding the following new clauses (ii) and (iii) thereto:

“(ii) In the event one or more of the following events occurs with respect to Term SOFR: (a) a public statement or publication of information by or on behalf of the SOFR Administrator announcing that the SOFR Administrator has ceased or will cease to provide Term SOFR for a 1-month period, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide Term SOFR for a 1-month period; (b) a public statement or publication of information by the regulatory supervisor for the SOFR Administrator, the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official or resolution authority with jurisdiction over the SOFR Administrator, or a court or an entity with similar insolvency or resolution authority, which states that the SOFR Administrator has ceased or will cease to provide Term SOFR for a 1-month period permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide Term SOFR for a 1-month period; or (c) a public statement or publication of information by the regulatory supervisor for the SOFR Administrator announcing that Term SOFR for a 1-month period is no longer, or as of a specified future date will no longer be, representative and Agent has provided Borrower with notice of the same, any outstanding affected SOFR Loans will be deemed to have been converted to Credit Extensions that bear interest at a rate based on the Applicable Prime Rate at the end of the Applicable Interest Period.

(iii) In connection with Term SOFR, Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Financing Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Financing Document. Agent will promptly notify Borrower and the Lenders of the effectiveness of any Conforming Changes.”

(b) Section 2.6(h) of the Existing Credit Agreement is hereby amended by:

(i) deleting the name of such subsection in its entirety and restating it as follows:

“(h)    Taxes; Additional Costs; Increased Costs; Inability to Determine Rates; Illegality.”

(ii) adding the following new clause (x) in the appropriate numerical order therein:

“(x) If any Lender shall reasonably determine that the adoption or taking effect of, or any change in, any applicable Law shall (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender, (ii) subject any Lender to any tax of any kind whatsoever with respect to this Agreement, or any SOFR Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Taxes covered by Section 2.6); or (iii) impose on any Lender any other condition, cost or expense affecting this Agreement or SOFR Loans made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Credit Extension the interest on which is determined by reference to Term SOFR (or of maintaining its

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obligation to make any such Credit Extension), or to reduce the amount of any sum received or receivable by such Lender (whether of principal, interest or any other amount) then, upon request of such Lender, the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.”

(iii) renumbering the existing clause (x) as new clause (xi); and

(iv) renumbering the existing clause (xi) as new clause (xii).

(c) Section 2.7 of the Existing Credit Agreement is hereby amended by renumbering such existing Section 2.7 as new Section 2.8.

(d) The Existing Credit Agreement is hereby amended by adding the following as new Section 2.7:

“2.7 Benchmark Replacement Setting; Conforming Changes.

(a) Upon the occurrence of a Benchmark Transition Event, Agent and Borrowers may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after Agent has posted such proposed amendment to all Lenders and Borrower so long as Agent has not received, by such time, written notice of objection thereto from Lenders comprising the Required Lenders. No such replacement will occur prior to the applicable Benchmark Transition Start Date. In connection with the implementation of a Benchmark Replacement, Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Financing Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Financing Document. Agent will promptly notify Borrower and the Lenders of the implementation of any Benchmark Replacement and the effectiveness of any Conforming Changes.

(b) Any determination, decision or election that may be made by Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Financing Document, except, in each case, as expressly required pursuant to this Section. Notwithstanding anything to the contrary herein or in any other Financing Document, at any time, (a) if the then-current Benchmark is a term rate (including Term SOFR) and either (i) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by Agent in its reasonable discretion or (ii) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then Agent may modify the definition of “Applicable Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non- representative tenor, and (b) if a tenor that was removed pursuant to clause (a) above either (i) is subsequently displayed on a screen or information service for a Benchmark or
(ii) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark, then Agent may modify the definition of “Applicable Interest Period” (or any similar or analogous definition) for all Benchmark settings at or

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after such time to reinstate such previously removed tenor. Agent will promptly notify Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to this Section.

(c) Upon Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Applicable Index Rate for any outstanding affected Credit Extensions will be deemed to be the Applicable Prime Rate at the end of the Applicable Interest Period.”

(e) The definitions of “Applicable Index Rate”, “Applicable Interest Period”, “Applicable Interest Rate Determination Date”, “Base Rate Index” and “Business Day” in Section 16 of the Existing Credit Agreement are hereby deleted and replaced in their entirety with the following:

“Applicable Index Rate” means, for any Applicable Interest Period, the rate per annum determined by Agent equal to the Applicable SOFR Rate; provided, however, that in the event that any change in market conditions or any law, regulation, treaty, or directive, or any change therein or in the interpretation of application thereof, shall at any time after the date hereof, in the reasonable opinion of Agent or any Lender, make it unlawful or impractical for Agent or such Lender to fund or maintain Obligations bearing interest based upon the Applicable SOFR Rate, Agent or such Lender shall give notice of such changed circumstances to Agent and Borrower and the Applicable Index Rate for Obligations outstanding or thereafter extended or made by Agent or such Lender shall thereafter be the Applicable Prime Rate until Agent or such Lender determines (as to the portion of the Credit Extensions or Obligations owed to it) that it would no longer be unlawful or impractical to fund or maintain such Obligations or Credit Extensions at the Applicable SOFR Rate. In the event that Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), as of any Applicable Interest Rate Determination Date, that adequate and fair means do not exist for ascertaining the interest rate applicable to any Credit Facility on the basis provided for herein, then Agent may select a comparable replacement index and corresponding margin.

“Applicable Interest Period” for each Credit Facility has the meaning specified for that Credit Facility in the Credit Facility Schedule; provided, however, that, at any time that the Applicable Prime Rate is the Applicable Index Rate, Applicable Interest Period shall mean the period commencing as of the most recent Applicable Interest Rate Determination Date and continuing until the next Applicable Interest Rate Determination Date or such earlier date as the Applicable Prime Rate shall no longer be the Applicable Index Rate; and provided, further, that, at any time Term SOFR is adjusted as set forth in this Agreement, or re-implemented following invocation of the Applicable Prime Rate as permitted herein, the Applicable Interest Period shall mean the period commencing as of such adjustment or re-implementation and continuing until the next Applicable Interest Rate Determination Date, if any.

“Applicable Interest Rate Determination Date” means the second (2nd) Business Day prior to the first (1st) day of the related Applicable Interest Period; provided, however, that, at any time that the Applicable Prime Rate is the Applicable Index Rate, Applicable Interest Rate Determination Date means the date of any change in the Base Rate Index; and provided, further, that, at any time Term SOFR is adjusted as set forth in this Agreement, the Applicable Interest Rate Determination Date shall mean the date of such adjustment or the second (2nd) Business Day prior to the first (1st) day of the related Applicable Interest Period, as elected by Agent.

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“Base Rate Index” means, for any Applicable Interest Period, the rate per annum, determined by Agent (rounded upwards, if necessary, to the next 1/100th%) as being the rate of interest announced, from time to time, within Wells Fargo Bank, N.A. (“Wells Fargo”) at its principal office in San Francisco as its “prime rate,” with the understanding that the “prime rate” is one of Wells Fargo’s base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publications as Wells Fargo may designate; provided, however, that Agent may, upon prior written notice to any Borrower, choose a reasonably comparable index or source to use as the basis for the Base Rate Index.

“Business Day” means any day except a Saturday, Sunday or other day on which either the New York Stock Exchange is closed, or on which commercial banks in Washington, DC, New York City and the state of California are authorized by law to close; provided, however, that when used in the context of a SOFR Loan, the term “Business Day” shall also exclude any day that is not also a SOFR Business Day.”

(f) Section 16 of the Existing Credit Agreement is hereby amended by adding the following new defined terms in the appropriate alphabetical order therein:

“Applicable SOFR Rate” means, with respect to each day during which interest accrues on a Credit Extension, the rate per annum (expressed as a percentage) equal to (a) Term SOFR for the Applicable Interest Period for such day; or (b) if the then-current Benchmark has been replaced with a Benchmark Replacement pursuant to Section 2.7 such Benchmark Replacement for such day. Notwithstanding the foregoing, the Applicable SOFR Rate shall not at any time be less the Applicable Floor.

“Available Tenor” means, as of any date of determination with respect to the then- current Benchmark, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then- removed from the definition of “Applicable Interest Period” or similar term pursuant to Section 2.7.

“Benchmark” means, initially, Term SOFR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.7.

“Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by Agent and Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as

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Exhibit 10.23

so determined would be less than the Applicable Floor, such Benchmark Replacement will be deemed to be the Applicable Floor for the purposes of this Agreement and the other Financing Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by Agent and Borrower giving due consideration to any selection or recommendation by the Relevant Governmental Body, or any evolving or then-prevailing market convention at such time, for determining a spread adjustment, or method for calculating or determining such spread adjustment, for such type of replacement for U.S. dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Date” means the earlier to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official or resolution authority with jurisdiction over the administrator for such Benchmark (or such component), or a court or an entity with similar insolvency or resolution authority, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the

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published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).

“Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date pursuant to clauses (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Financing Document in accordance with Section 2.7 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Financing Document in accordance with Section 2.7.

“Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement (as defined in Section 2.7), any technical, administrative or operational changes (including (a) changes to the definition of “Applicable Interest Period”, “Base Rate Index”, “Business Day”, “Reference Time” or other definitions, (b) the addition of concepts such as “interest period”, (c) changes to timing and/or frequency of determining rates, making interest payments, giving borrowing requests, prepayment, conversion or continuation notices, or length of lookback periods, (d) the applicability of Section 2.6(h), and (e) other technical, administrative or operational matters) that Agent decides may be appropriate to reflect the adoption and implementation of Term SOFR or such Benchmark Replacement and to permit the administration thereof by Agent in a manner substantially consistent with market practice (or, if Agent decides that adoption of any portion of such market practice is not administratively feasible or determines that no such market practice exists, in such other manner as Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Financing Documents).

“Reference Time” means approximately a time substantially consistent with market practice two (2) SOFR Business Days prior to the first day of each calendar month. If by 5:00 pm (New York City time) on any interest lookback day, Term SOFR in respect of such interest lookback day has not been published on the SOFR Administrator’s Website, then Term SOFR for such interest lookback day will be Term SOFR as published in respect of the first preceding SOFR Business Day for which Term SOFR was published on the SOFR Administrator’s Website; provided that such first preceding SOFR Business Day is not more than three (3) SOFR Business Days prior to such interest lookback day.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the

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Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“SOFR” means, with respect to any SOFR Business Day, a rate per annum equal to the secured overnight financing rate for such SOFR Business Day.

“SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of Term SOFR selected by Agent in its reasonable discretion).

“SOFR Administrator’s Website” means the website of the SOFR Administrator, currently    at    https://www.cmegroup.com/market-data/cme-group-benchmark- administration/term-sofr.html, or any successor source for Term SOFR identified by the SOFR Administrator from time to time.

“SOFR Business Day” means any day other than a Saturday or Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“SOFR Loan” means a Credit Extension that bears interest at a rate based on Term SOFR.

“Term SOFR” means the greater of (a) the forward-looking term rate for a period comparable to such Applicable Interest Period based on SOFR that is published by the SOFR Administrator and is displayed on the SOFR Administrator’s Website at approximately the Reference Time for such Applicable Interest Period plus 0.11448% and (b) the Applicable Floor. Unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 2.7(j), in the event that a Benchmark Replacement with respect to Term SOFR is implemented, then all references herein to Term SOFR shall be deemed references to such Benchmark Replacement.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.”

(g) Section 16 of the Existing Credit Agreement is hereby amended by deleting in their entirety the definitions of “Applicable Libor Rate” and “Libor Rate Index” therein.

(h) The Credit Facility Schedule for Credit Facility #1 attached to the Existing Credit Agreement is hereby amended by replacing the definition of “Applicable Floor” therein in its entirety with the following:

“Applicable Floor: means two percent (2.00%) per annum.”

(i) The Credit Facility Schedule for Credit Facility #2 attached to the Existing Credit Agreement is hereby amended by replacing the definition of “Applicable Floor” therein in its entirety with the following:

“Applicable Floor: means two percent (2.00%) per annum.”

(j) The Credit Facility Schedule for Credit Facility #3 attached to the Existing Credit Agreement is hereby amended by replacing the definition of “Applicable Floor” therein in its entirety with the following:

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“Applicable Floor: means two percent (2.00%) per annum.”

3.Conditions to Effectiveness. This Agreement shall become effective as of the date on which Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement, from each Borrower, each Guarantor, Agent and the Lenders.

4.No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

5.Miscellaneous.

(a) Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as modified by this Agreement. Except as specifically set forth above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Credit Party.

(b) THIS AGREEMENT AND THE RIGHTS, REMEDIES AND OBLIGATIONS OF THE PARTIES HERETO, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES AND ALL OTHER MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW). NOTWITHSTANDING THE FOREGOING, AGENT AND LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST EACH CREDIT PARTY OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH AGENT AND LENDERS (IN ACCORDANCE WITH THE PROVISIONS OF SECTION 12.1 OF THE CREDIT AGREEMENT) DEEM NECESSARY OR APPROPRIATE TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE AGENT’S AND LENDERS’ RIGHTS AGAINST SUCH CREDIT PARTY OR ITS PROPERTY. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS, AND OTHER PROCESS ISSUED IN SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS, AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE APPLICABLE CREDIT PARTY AT THE ADDRESS SET FORTH IN ARTICLE 11 OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED

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UPON THE EARLIER TO OCCUR OF SUCH CREDIT PARTY’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAIL, PROPER POSTAGE PREPAID.

(c) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH CREDIT PARTY, AGENT AND LENDERS EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

(d) Incorporation of Credit Agreement Provisions. The provisions contained in Section 12.2(b) (California Waivers), Section 12.3 (California Waiver) and Section 13.2 (Indemnification) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(e) Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(f) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.

(g) Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(h) Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(i) Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

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Exhibit 10.23

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FINANCIAL TRUST, a Delaware statutory trust By: Apollo Capital Management, L.P., its investment manager By: Apollo Capital Management GP, LLC, its general partner
By: _____________________________
Name: Maurice Amsellem
Title: Authorized Signatory

Signature Page(s)

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Exhibit 10.23

LENDERS:	MIDCAP FINANCIAL TRUST, a Delaware statutory trust By: Apollo Capital Management, L.P., its investment manager By: Apollo Capital Management GP, LLC, its general partner
By: _____________________________
Name: Maurice Amsellem
Title: Authorized Signatory

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LENDER:	MIDCAP FINANCIAL INVESTMENT CORPORATION (formerly known as Apollo Investment Corporation)
By: _____________________________
Name: Kristin Hester
Title: Chief Legal Officer

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Exhibit 10.23

LENDER:    SILICON VALLEY BANK
By: ______________________________
Name: Kristine Rohmer
Title: Director

MidCap / Gossamer / Third Amendment

Exhibit 10.23

LENDER:    ELM 2020-3 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By:     Name: John O’Dea
Title: Authorized Signatory

ELM 2020-4 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By:     Name: John O’Dea
Title: Authorized Signatory

MidCap / Gossamer / Third Amendment

Exhibit 10.23

DocuSign Envelope ID: 4AFBCBEE-07CA-4165-9272-5F055C647672

**BORROWERS:**

**GOSSAMER BIO, INC.**

DocuSigned by:

By: Lou Cherico
7020AD6B3DDD49F...

Name: Lou Cherico

Title: VP, Finance

**GB001, INC.**

DocuSigned by:

By: Lou Cherico
7020AD6B3DDD49F...

Name: Lou Cherico

Title: Treasurer

**GB002, INC.**

DocuSigned by:

By: Lou Cherico
7020AD6B3DDD49F...

Name: Lou Cherico

Title: Treasurer

**GB004, INC.**

DocuSigned by:

By: Lou Cherico
7020AD6B3DDD49F...

Name: Lou Cherico

Title: Treasurer

MidCap / Gossamer / Third Amendment

Exhibit 10.23

DocuSign Envelope ID: 4AFBCBEE-07CA-4165-9272-5F055C647672

MidCap / Gossamer / Third Amendment

Exhibit 10.23

DocuSign Envelope ID: 4AFBCBEE-07CA-4165-9272-5F055C647672

MidCap / Gossamer / Third Amendment